781201260

EXECUTION COPY

COMMITMENT INCREASE SUPPLEMENT

May 19, 2025

Sumitomo Mitsui Banking Corporation 277 Park Avenue

New York, NY 10172 Attention: Mark Giannini Phone: 201-761-8663

Re: Bain Capital Private Credit (the “Company”) Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, and that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of December 18, 2024, and as further amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of May 19, 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of May 19, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and Wells Fargo Bank, National Association (in such capacity, the “Increasing Lender”) agrees that, effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii) of the Credit Agreement (the “Commitment Increase Date”), the Multicurrency Commitment of the Increasing Lender under the Credit Agreement shall be increased from $40,000,000 to $75,000,000 as of the date hereof. The Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby, including, without limitation, the increase of the Increasing Lender’s Multicurrency Commitment from $40,000,000 to $75,000,000.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and each of the entities identified as

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Assuming Lenders in Schedule I hereto (the “Assuming Lenders” and each, an “Assuming Lender”) agrees that, effective upon the satisfaction of the Commitment Increase Date, each Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Commitment in the amount and of such Class specified on Schedule I hereto for such Lender. Without limiting the foregoing, each Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Each Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

Additionally, pursuant to Sections 2.05(n) of the Credit Agreement, we deliver this Response Letter to confirm that (a) each of the Company and The Bank of Nova Scotia and Synovus Bank (the “Designated Banks”) agree that, as of the Commitment Increase Date, each Designated Bank will (and hereby does) become an “Issuing Bank” under and for all purposes of the Credit Agreement each with a maximum Multicurrency LC Exposure equal to $5,000,000. Without limiting the foregoing, each Designated Bank hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as an “Issuing Bank” thereunder and that each will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Issuing Bank. Each Designated Bank represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become an Issuing Bank under the Credit Agreement.

As of the Commitment Increase Date, Schedule 2.05 of the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

By execution of this Response Letter, each of The Bank of Nova Scotia and Synovus Bank, as a new Issuing Bank, delivers to the Administrative Agent and the Borrower the applicable executed counterpart signature page to the Credit Agreement attached as Exhibit B and Exhibit C attached hereto.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is a Commitment Increase Supplement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY

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IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

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Joinder Lender Agreement (Omnibus Increase)

THE BANK OF NOVA SCOTIA,

as Assuming Lender and an Issuing Bank

By: /s/ Aron Lau

Name: Aron Lau Title: Director

THE BANK OF NOVA SCOTIA,

as Assuming Lender and an Issuing Bank

By: /s/ Erica He

Name: Erica He Title: Director

Very truly yours,

Joinder Lender Agreement (Omnibus Increase)

THE BANK OF NOVA SCOTIA,

as Assuming Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as Assuming Lender

By: /s/ Matthew D. Spies

Name: Matthew D. Spies

Title: Senior Vice President

SYNOVUS BANK,

as Assuming Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Increasing Lender

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By:

Name: Title:

Very truly yours,

THE BANK OF NOVA SCOTIA,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

U.S. BANK, NATIONAL ASSOCIATION,

as Assuming Lender

By:

Name:

Title:

SYNOVUS BANK,

as Assuming Lender and an Issuing Bank

By: /s/ Jeffrey Sinkele

Name: Jeffrey Sinkele

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Increasing Lender

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By:

Name:

Title:

Joi11der Lender Agreement (011111ib11s Increase)

Very truly yours,

Joinder Lender Agreement (Omnibus Increase)

THE BANK OF NOVA SCOTIA,

as Assuming Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as Assuming Lender

By:

Name:

Title:

SYNOVUS BANK,

as Assuming Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Increasing Lender

By: /s/ Nick Brokke

Name: Nick Brokke

Title: Executive Director

BAIN CAPITAL PRIVATE CREDIT

By:

Name:

Title:

Very truly yours,

Joinder Lender Agreement (Omnibus Increase)

THE BANK OF NOVA SCOTIA,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

U.S. BANK, NATIONAL ASSOCIATION,

as Assuming Lender

By:

Name:

Title:

SYNOVUS BANK,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Increasing Lender

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By: /s/ Amit Joshi

Name: Amit Joshi

Title: Chief Financial Officer

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

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Joinder Lender Agreement (Omnibus Increase)

By: /s/ Shane Klein

Name: Shane Klein Title: Managing Director

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

GOLDMAN SACHS BANK USA

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

Joinder Lender Agreement (Omnibus Increase)

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By: /s/ Alfred Chi

Name: Alfred Chi

Title: Executive Director

GOLDMAN SACHS BANK USA

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

ACKNOWLEDGED,ACCEPTED CONSENTED AND AGREED:

Joinder Lender Agreement (Omnibus Increase)

GOLDMAN SACHS BANK USA

as a Swingline Lender and an Issuing Bank

By: /s/ Priyankush Goswami

Name: Priyankush Goswami

Title: Authorized Signatory

ACKNOWLEDGED,ACCEPTED CONSENTED AND AGREED:

Joinder Lender Agreement (Omnibus Increase)

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.,

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

GOLDMAN SACHS BANK USA

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By: /s/ Nick Brokke

Name: Nick Brokke Title: Executive Director

Assuming Lender

Dollar Commitment

Multicurrency Commitment

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Joinder Lender Agreement (Omnibus Increase)

SCHEDULE I

Assuming Lenders

The Bank of Nova Scotia	$0	$75,000,000
U.S. Bank National Association	$0	$25,000,000
Synovus Bank	$0	$50,000,000

Dollar Issuing Banks Letter of Credit Sublimit

Dollar Swingline Lender Swingline Sublimit

EXHIBIT A

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Joinder Lender Agreement (Omnibus Increase)

SCHEDULE 2.05

Issuing Bank LC Exposure / Swingline Lender Swingline Exposure

N/A	N/A
Multicurrency Issuing Banks	Letter of Credit Sublimit
Sumitomo Mitsui Banking Corporation	$5,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Wells Fargo Bank, National Association	$5,000,000.00
Goldman Sachs Bank USA	$5,000,000.00
The Bank of Nova Scotia	$5,000,000.00
Synovus Bank	$5,000,000.00

N/A N/A

Multicurrency Swingline Lenders	Swingline Sublimit
Sumitomo Mitsui Banking Corporation	$10,000,000.00
JPMorgan Chase Bank, N.A.	$10,000,000.00
Wells Fargo Bank, National Association	$10,000,000.00
Goldman Sachs Bank USA	$10,000,000.00

EXHIBIT B

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Joinder Lender Agreement (Omnibus Increase)

[Attached].

THE BANK OF NOVA SCOTIA, as an Issuing Bank and a Lender

By: /s/ Aron Lau

Name: Aron Lau

Title: Director

THE BANK OF NOVA SCOTIA, as an Issuing Bank and a Lender

By: /s/ Erica He

Name: Erica He

Title: Director

Revolving Credit Agreement

EXHIBIT C

[Attached].

781201260 Joinder Lender Agreement (Omnibus Increase)

SYNOVUS BANK, as an Issuing Bank and a Lender

By: /s/ Jeffrey Sinkele

Name: Jeffrey Sinkele

Title: Vice President

Revolving Credit Agreement